Joint Filer Information

         Name:  Lone Spruce, L.P.
         Address: Two Greenwich Plaza, Greenwich, Connecticut 06830 Designated Filer: Lone Pine Capital LLC
         Issuer & Ticker Symbol:  Eagle Materials Inc. [EXP]
         Date of Event Requiring Statement:   09/16/08

         Signature: Lone Spruce, L.P.

                    By: Lone Pine Associates LLC, its general partner
                    By:   /s/ Stephen F. Mandel, Jr.
                         ---------------------------------------------
                          Name: Stephen F. Mandel, Jr.
                          Title: Managing Member


         Name:  Lone Balsam, L.P.
         Address: Two Greenwich Plaza, Greenwich, Connecticut 06830 Designated Filer: Lone Pine Capital LLC
         Issuer & Ticker Symbol:  Eagle Materials Inc. [EXP]
         Date of Event Requiring Statement:   09/16/08

         Signature: Lone Balsam, L.P.

                    By: Lone Pine Associates LLC, its general partner
                    By:   /s/ Stephen F. Mandel, Jr.
                         ---------------------------------------------
                          Name: Stephen F. Mandel, Jr.
                          Title: Managing Member


         Name:  Lone Sequoia, L.P.
         Address: Two Greenwich Plaza, Greenwich, Connecticut 06830 Designated Filer: Lone Pine Capital LLC
         Issuer & Ticker Symbol:  Eagle Materials Inc. [EXP]
         Date of Event Requiring Statement:   09/16/08

         Signature: Lone Sequoia, L.P.

                    By:  Lone Pine Associates LLC, its general partner
                    By:  /s/ Stephen F. Mandel, Jr.
                         ---------------------------------------------
                         Name: Stephen F. Mandel, Jr.
                         Title: Managing Member


         Name:  Lone Pine Associates LLC
         Address: Two Greenwich Plaza, Greenwich, Connecticut 06830 Designated Filer: Lone Pine Capital LLC
         Issuer & Ticker Symbol:  Eagle Materials Inc. [EXP]
         Date of Event Requiring Statement:   09/16/08

         Signature: Lone Pine Associates LLC

                    By:  /s/ Stephen F. Mandel, Jr.
                         ---------------------------------------------
                         Name: Stephen F. Mandel, Jr.

         Name:  Lone Cascade, L.P.
         Address: Two Greenwich Plaza, Greenwich, Connecticut 06830 Designated Filer: Lone Pine Capital LLC
         Issuer & Ticker Symbol:  Eagle Materials Inc. [EXP]
         Date of Event Requiring Statement:   09/16/08

         Signature: Lone Cascade, L.P.

                    By: Lone Pine Members LLC, its general partner
                    By:   /s/ Stephen F. Mandel, Jr.
                         ---------------------------------------------
                          Name: Stephen F. Mandel, Jr.
                          Title: Managing Member

         Name:  Lone Sierra, L.P.
         Address: Two Greenwich Plaza, Greenwich, Connecticut 06830 Designated Filer: Lone Pine Capital LLC
         Issuer & Ticker Symbol:  Eagle Materials Inc. [EXP]
         Date of Event Requiring Statement:   09/16/08

         Signature: Lone Sierra, L.P.

                    By: Lone Pine Members LLC, its general partner
                    By:  /s/ Stephen F. Mandel, Jr.
                         ---------------------------------------------
                         Name: Stephen F. Mandel, Jr.
                         Title: Managing Member


         Name:  Lone Pine Members LLC
         Address: Two Greenwich Plaza, Greenwich, Connecticut 06830 Designated Filer: Lone Pine Capital LLC
         Issuer & Ticker Symbol:  Eagle Materials Inc. [EXP]
         Date of Event Requiring Statement:   09/16/08

         Signature: Lone Pine Members LLC

                    By:   /s/ Stephen F. Mandel, Jr.
                         ---------------------------------------------
                          Name: Stephen F. Mandel, Jr.
                          Title: Managing Member

         Name:  Stephen F. Mandel, Jr.
         Address: c/o Lone Pine Capital LLC, Two Greenwich Plaza, Greenwich, Connecticut 06830
         Designated Filer:  Lone Pine Capital LLC
         Issuer & Ticker Symbol:  Eagle Materials Inc. [EXP]
         Date of Event Requiring Statement:   09/16/08

         Signature:        /s/ Stephen F. Mandel, Jr.
                         ---------------------------------------------
                           Name: Stephen F. Mandel, Jr.